EX-99.770 RULE 10F-3

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 7.00% May 20, 2022) Cusip 03077JAB

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $157,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $15,549,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/5/2012

11.	Date offering commenced: 1/5/2012

12.	Commission, spread or profit: 1.47%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 6.75% May 20, 2020) Cusip 03077JAA

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $122,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $27,089,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/5/2012

11.	Date offering commenced: 1/5/2012

12.	Commission, spread or profit: 1.47%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Energy Transfer Partners (ETP 5.20% February 1, 2022) Cusip 29273RAQ

3.	Underwriter from whom purchased: UBS Securities LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $60,852

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,658,847

7.	Aggregate principal amount of offering: $997,580,000

8.	Purchase price (net of fees and expenses): $99.758

9.	Offering price at close of first day on which any sales were made: $99.758

10.	Date of Purchase: 1/9/2012

11.	Date offering commenced: 1/9/2012

12.	Commission, spread or profit: 0.65%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__X_ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: MGM Resorts International (MGM 8.625% February 1, 2019 144A) Cusip 552953BV

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $210,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $43,010,000

7.	Aggregate principal amount of offering: $850,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/11/2012

11.	Date offering commenced: 1/11/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Fresenius Medical Care US Finance II, Inc. (FMEGR 5.625% July 31, 2019 144A) Cusip 35802XAD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $76,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $22,074,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/17/2012

11.	Date offering commenced: 1/17/2012

12.	Commission, spread or profit: 0.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Fresenius Medical Care US Finance II, Inc. (FMEGR 5.875% July 31, 2022 144A) Cusip 35802XAF

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $61,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,360,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/17/2012

11.	Date offering commenced: 1/17/2012

12.	Commission, spread or profit: 0.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Clearwire Communications (CLWR 14.75% December 1, 2016 144A) Cusip 18538TAJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $72,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $1,544,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/24/2012

11.	Date offering commenced: 1/24/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lamar Media Corporation (LAMR 5.875% February 1, 2022 144A) Cusip 513075AZ

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $50,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,520,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/26/2012

11.	Date offering commenced: 1/26/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Chester Downs & Marina, LLC (HET 9.25% February 1, 2020 144A) Cusip 165749AA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $85,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,748,000

7.	Aggregate principal amount of offering: $330,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/27/2012

11.	Date offering commenced: 1/27/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AutoNation, Inc. (AN 5.500% February 1, 2020) Cusip 05329WAK

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $100,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,670,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/27/2012

11.	Date offering commenced: 1/27/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X __ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Targa Resources Partners LP & Targa Resources Partners Finance Corporation (NGLS 6.375% August 1, 2022 144A) Cusip 87612BAJ

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $74,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,721,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/26/2012

11.	Date offering commenced: 1/26/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Mediacom LLC and Mediacom Capital Corporation (MCCC 7.25% February 15, 2022 144A) Cusip 58445MAN

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $110,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,475,000

7.	Aggregate principal amount of offering: $250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 1/31/2012

11.	Date offering commenced: 1/31/2012

12.	Commission, spread or profit: 1.63%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CEVA Group Plc (TNTLOG 8.375% December 1, 2017144A) Cusip 125182AC

3.	Underwriter from whom purchased: Credit Suisse (USA) Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $142,379

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $39,524,882

7.	Aggregate principal amount of offering: $321,340,500

8.	Purchase price (net of fees and expenses): $98.874

9.	Offering price at close of first day on which any sales were made: $98.874

10.	Date of Purchase: 1/27/2012

11.	Date offering commenced: 1/27/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: JBS USA, LLC & JBS USA Finance, Inc. (JBSSBZ 8.25% February 1, 2020 144A) Cusip 466112AH

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $76,884

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $5,711,088

7.	Aggregate principal amount of offering: $689,983,00

8.	Purchase price (net of fees and expenses): $98.569

9.	Offering price at close of first day on which any sales were made: $98.569

10.	Date of Purchase: 1/25/2012

11.	Date offering commenced: 1/25/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings LLC & CCO Holdings Capital Corp (CHTR 6.625% January 31, 2022) Cusip 1248EPAX

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $189,050

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $57,694,080

7.	Aggregate principal amount of offering: $746,250,000

8.	Purchase price (net of fees and expenses): $99.50

9.	Offering price at close of first day on which any sales were made: $99.50

10.	Date of Purchase: 1/11/2012

11.	Date offering commenced: 1/11/2012

12.	Commission, spread or profit: 1.30%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X __ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Copano Energy, LLC and Copano Energy Finance Corporation (CPNO 7.125% April 1, 2021) Cusip 217203AE

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $245,400

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,391,648

7.	Aggregate principal amount of offering: $153,375,000

8.	Purchase price (net of fees and expenses): $102.25

9.	Offering price at close of first day on which any sales were made: $102.25

10.	Date of Purchase: 2/2/2012

11.	Date offering commenced: 2/2/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Limited Brands Inc (LTD 5.625% February 15, 2022) Cusip 532716AU

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $19,410,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/2/2012

11.	Date offering commenced: 2/2/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Samson Investment Company (SAIVST 9.75% February 15, 2020 144A) Cusip 796038AA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $340,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $37,115,000

7.	Aggregate principal amount of offering: $2,250,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/3/2012

11.	Date offering commenced: 2/3/2012

12.	Commission, spread or profit: 2.65%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ _ _____ _____ _____ _____ _____ _____ _____ _ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HCA Inc. (HCA 5.875% March 15, 2022) Cusip 404121AE

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $700,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: 67,500,000

7.	Aggregate principal amount of offering: $1,350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/7/2012

11.	Date offering commenced: 2/7/2012

12.	Commission, spread or profit: 1.13%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Claire’s Escrow II Corp. (CLE 9.00% March 15, 2019 144A) Cusip 17958PAA

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $700,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $51,830,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/13/2012

11.	Date offering commenced: 2/13/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Rock-Tenn Co. (RKT 4.45% March 1, 2019 144A) Cusip 772739AH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $149,864

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,144,404

7.	Aggregate principal amount of offering: $349,681,500

8.	Purchase price (net of fees and expenses): $99.909

9.	Offering price at close of first day on which any sales were made: $99.909

10.	Date of Purchase: 2/14/2012

11.	Date offering commenced: 2/14/2012

12.	Commission, spread or profit: 0.65%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Rock-Tenn Co (RKT 4.90% March 1, 2022 144A) Cusip 772739AK

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $149,715

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,138,315

7.	Aggregate principal amount of offering: $399,240,000

8.	Purchase price (net of fees and expenses): $99.810

9.	Offering price at close of first day on which any sales were made: $99.810

10.	Date of Purchase: 2/14/2012

11.	Date offering commenced: 2/14/2012

12.	Commission, spread or profit: 0.65%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: JMC Steel Group Inc (JMCSTL 8.25% March 15, 2018 144A) Cusip 47759YAA

3.	Underwriter from whom purchased: Jeffries & Company Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $144,550

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $3,778,950

7.	Aggregate principal amount of offering: $154,875,000

8.	Purchase price (net of fees and expenses): $103.25

9.	Offering price at close of first day on which any sales were made: $103.25

10.	Date of Purchase: 2/15/2012

11.	Date offering commenced: 2/15/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Range Resources Corporation (RRC 5.00% August 15, 2022) Cusip 75281AAN

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $210,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $20,442,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/24/2012

11.	Date offering commenced: 2/24/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X_ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ball Corporation (BLL 5.00% March 15, 2022) Cusip 058498AR

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $135,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $22,486,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/24/2012

11.	Date offering commenced: 2/24/2012

12.	Commission, spread or profit: 1.38%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X __ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sprint Nextel Corporation (S 9.125% March 1, 2017 144A) Cusip 852061AN

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $334,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $27,881,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/27/2012

11.	Date offering commenced: 2/27/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: QEP Resources Inc (QEP 5.375% October 1, 2022) Cusip 74733VAB

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $225,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $24,020,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/27/2012

11.	Date offering commenced: 2/27/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: RR Donnelley & Sons Company (RRD 8.25% March 15, 2019) Cusip 257867AY

3.	Underwriter from whom purchased: BofA Merrill Lynch.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $120,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,120,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/28/2012

11.	Date offering commenced: 2/28/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Virgin Media Finance PLC (VMED 5.25% February 15, 2022) Cusip 92769VAC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,530,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 2/28/2012

11.	Date offering commenced: 2/28/2012

12.	Commission, spread or profit: 0.90%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 13, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Transunion Holding Company Inc. (TRANSU 9.625% June 15, 2018 144A) Cusip 89400RAA

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $306,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,746,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/2/2012

11.	Date offering commenced: 3/2/2012

12.	Commission, spread or profit: 0.10%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. (WYNN 5.375% March 15, 2022 144A) Cusip 983130AS

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $175,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,545,000

7.	Aggregate principal amount of offering: $900,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/5/2012

11.	Date offering commenced: 3/5/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Bill Barrett Corporation (BBG 7.00% October 15, 2022) Cusip 06846NAD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $275,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $3,340,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/5/2012

11.	Date offering commenced: 3/5/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ _ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ _ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Continental Resources (CLR 5.00% September 15, 2022 144A) Cusip 212015AG

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $332,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: 23,480,000

7.	Aggregate principal amount of offering: $800,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/5/2012

11.	Date offering commenced: 3/5/2012

12.	Commission, spread or profit: 1.63%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ _ X_ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Fidelity National Information Services, Inc. (FIS 5.00% March 15, 2022 144A) Cusip 31620MAG

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $133,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $9,221,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/5/2012

11.	Date offering commenced: 3/5/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ _ X _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CHS/Community Health Systems Inc. (CYH 8.00% November 15, 2019 144A) Cusip 12543DAN

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $717,500

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $74,102,375

7.	Aggregate principal amount of offering: $1,025,000,000

8.	Purchase price (net of fees and expenses): $102.50

9.	Offering price at close of first day on which any sales were made: $102.50

10.	Date of Purchase: 3/7/2012

11.	Date offering commenced: 3/7/2012

12.	Commission, spread or profit: 1.60%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Covanta Holding Corporation (CVA 6.375% October 1, 2022) Cusip 22282EAE

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $144,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $12,490,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/8/2012

11.	Date offering commenced: 3/8/2012

12.	Commission, spread or profit: 1.78%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: B/E Aerospace Inc. (BEAV 5.25% April 1, 2022) Cusip 055381AS

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $206,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,410,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/8/2012

11.	Date offering commenced: 3/8/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United States Steel Corporation (X 7.50% March 15, 2022) Cusip 912909AG

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $141,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,800,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/12/2012

11.	Date offering commenced: 3/12/2012

12.	Commission, spread or profit: 1.74%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X_ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: FMG Resources (August 2006) Pty Ltd (FMGAU 6.00% April 1, 2017 144A) Cusip 30251GAK

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $71,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,835,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/14/2012

11.	Date offering commenced: 3/14/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: FMG Resources (August 2006) Pty Ltd (FMGAU 6.875% April 1, 2022 144A) Cusip 30251GAN

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $273,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $32,696,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/14/2012

11.	Date offering commenced: 3/14/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: International Lease Finance Corporation (AIG 5.875% April 1, 2019) Cusip 459745GL

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $258,149

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $16,452,022

7.	Aggregate principal amount of offering: $744,660,000

8.	Purchase price (net of fees and expenses): $99.288

9.	Offering price at close of first day on which any sales were made: $99.288

10.	Date of Purchase: 3/14/2012

11.	Date offering commenced: 3/14/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: MGM Resorts International (MGM 7.75% March 15, 2022) Cusip 552953BX

3.	Underwriter from whom purchased: BofA Merrill Lynch.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $816,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $66,471,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/15/2012

11.	Date offering commenced: 3/15/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AK Steel Corporation (AKS 8.375% April 1, 2022) Cusip 001546AM

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $150,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $14,010,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/19/2012

11.	Date offering commenced: 3/19/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Surgical Partners International (USPI 9.00% April 1, 2020 144A) Cusip 90345XAA

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $225,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $31,443,000

7.	Aggregate principal amount of offering: $440,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/20/2012

11.	Date offering commenced: 3/20/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ __ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cimarex Energy Co. (XEC 5.875% May 1, 2022) Cusip 171798AB

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $94,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,409,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/22/2012

11.	Date offering commenced: 3/22/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: J.B. Poindexter & Co. Inc (JBPOIN 9.00% April 1, 2022 144A) Cusip 730481AF

3.	Underwriter from whom purchased: RBC Capital Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $239,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $20,269,000

7.	Aggregate principal amount of offering: $200,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/23/2012

11.	Date offering commenced: 3/23/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ X _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: LyondellBasell Industries N.V. (LYO 5.00% April 15, 2019 144A) Cusip 552081AE

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $430,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $36,980,000

7.	Aggregate principal amount of offering: $2,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/26/2012

11.	Date offering commenced: 3/26/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ __ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: LyondellBasell Industries N.V. (LYO 5.75% April 15, 2024 144A) Cusip 552081AH

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $18,125,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/26/2012

11.	Date offering commenced: 3/26/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Vanguard Health Holding Co. II, LLC and Vanguard Holding Company II, Inc. (VHS 7.75% February 1, 2019 144A) Cusip 92203PAJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $397,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,408,450

7.	Aggregate principal amount of offering: $372,187,500

8.	Purchase price (net of fees and expenses): $99.25

9.	Offering price at close of first day on which any sales were made: $99.25

10.	Date of Purchase: 3/27/2012

11.	Date offering commenced: 3/27/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: OGX Austria GMBH (OGXPBZ 8.375% April 1, 2022 144A) Cusip 67089WAA

3.	Underwriter from whom purchased: Morgan Stanley and Co.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $21,225,000

7.	Aggregate principal amount of offering: $1,063,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/27/2012

11.	Date offering commenced: 3/27/2012

12.	Commission, spread or profit: 1.40%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Meritage Homes Corporation (MTH 7.00% April 1, 2022 144A) Cusip 59001AAP

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $85,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,910,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/27/2012

11.	Date offering commenced: 3/27/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ __ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Lawson Software (LWSN 9.375% April 1, 2019 144A) Cusip 52078PAD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $162,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,379,000

7.	Aggregate principal amount of offering: $1,015,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/29/2012

11.	Date offering commenced: 3/29/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

Exhibit B

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Aircastle Limited (AYR 7.625% April 15, 2020 144A) Cusip 00928QAE

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $135,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $12,370,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/30/2012

11.	Date offering commenced: 3/30/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _____ _____ _____ _____ _____ _____ _____ _ X__ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ X _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: May 1, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sandridge Energy Inc. (SD 8.125% October 15, 2022 144A) Cusip 80007PAP

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $90,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $16,020,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/2/2012

11.	Date offering commenced: 4/2/2012

12.	Commission, spread or profit: 2.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: New Gold Inc. (NGDCN 7.00% April 15, 2020 144A) Cusip 644535AD

3.	Underwriter from whom purchased: RBC Capital Market

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $78,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $5,416,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/2/2012

11.	Date offering commenced: 4/2/2012

12.	Commission, spread or profit: 2.03%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Actuant Corporation (ATU 5.625% June 15, 2022 144A) Cusip 00508XAE

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $110,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,710,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/2/2012

11.	Date offering commenced: 4/2/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ _ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HD Supply Inc. (HDSUPP 8.125% April 15, 2019 144A) Cusip 40415RAE

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $240,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $42,960,000

7.	Aggregate principal amount of offering: $950,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/5/2012

11.	Date offering commenced: 4/5/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Constellation Brands Inc. (STZ 6.00% May 1, 2022) Cusip 21036PAH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $80,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $32,795,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/10/2012

11.	Date offering commenced: 4/10/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Everest Acquisition LLC and Everest Acquisition Finance Inc. (EPENEG 6.875% May 1, 2019 144A) Cusip 29977HAC

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $129,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $23,874,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/10/2012

11.	Date offering commenced: 4/10/2012

12.	Commission, spread or profit: 2.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Everest Acquisition LLC and Everest Acquisition Finance Inc (EPENEG 9.375% May 1, 2020 144A) Cusip 29977HAA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $433,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $68,923,000

7.	Aggregate principal amount of offering: $2,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/10/2012

11.	Date offering commenced: 4/10/2012

12.	Commission, spread or profit: 2.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A) Cusip 03070QAP

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $61,800

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,014,300

7.	Aggregate principal amount of offering: $247,200,000

8.	Purchase price (net of fees and expenses): $103.00

9.	Offering price at close of first day on which any sales were made: $103.00

10.	Date of Purchase: 4/19/2012

11.	Date offering commenced: 4/19/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Laredo Petroleum Inc. (LPI 7.375% May 1, 2022 144A) Cusip 516807AD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $195,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $24,047,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/24/2012

11.	Date offering commenced: 4/24/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Levi Strauss & Co. (LEVI 6.875% May 1, 2022 144A) Cusip 52736RBC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $306,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $15,532,000

7.	Aggregate principal amount of offering: $385,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/24/2012

11.	Date offering commenced: 4/24/2012

12.	Commission, spread or profit: 1.65%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Anixter Inc (AXE 5.625% May 1, 2019) Cusip 035287AD

3.	Underwriter from whom purchased: Wells Fargo Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $140,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,130,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/25/2012

11.	Date offering commenced: 4/25/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X __ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Telestat Canada (TELSTAT 6.00% May 15, 2017 144A) Cusip 87952VAJ

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $335,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $32,440,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 4/30/2012

11.	Date offering commenced: 4/30/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Liberty Mutual Group Inc. (LIBMUT 4.95% May 1, 2022 144A) Cusip 53079EAW

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $73,770

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,099,970

7.	Aggregate principal amount of offering: $498,445,000

8.	Purchase price (net of fees and expenses): $99.689

9.	Offering price at close of first day on which any sales were made: $99.689

10.	Date of Purchase: 5/1/2012

11.	Date offering commenced: 5/1/2012

12.	Commission, spread or profit: 0.65%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Liberty Mutual Group Inc. (LIBMUT 6.50% May 1, 2042 144A) Cusip 53079EAZ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $73,826

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,104,620

7.	Aggregate principal amount of offering: $498,825,000

8.	Purchase price (net of fees and expenses): $99.765

9.	Offering price at close of first day on which any sales were made: $99.765

10.	Date of Purchase: 5/1/2012

11.	Date offering commenced: 5/1/2012

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: M/I Homes Inc. (MHO 8.625% November 15, 2018 144A) Cusip 55305BAF

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $123,750

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $3,910,500

7.	Aggregate principal amount of offering: $29,700,000

8.	Purchase price (net of fees and expenses): $99.00

9.	Offering price at close of first day on which any sales were made: $99.00

10.	Date of Purchase: 5/3/2012

11.	Date offering commenced: 5/3/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ _ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Istar Financial Inc. (SFI 9.00% June 1, 2017 144A) Cusip 45031UBM

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $236,209

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,209,632

7.	Aggregate principal amount of offering: $269,533,000

8.	Purchase price (net of fees and expenses): $98.012

9.	Offering price at close of first day on which any sales were made: $98.012

10.	Date of Purchase: 5/3/2012

11.	Date offering commenced: 5/3/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Penn Virginia Resource Partners L.P. (PVR 8.375% June 1, 2020 144A) Cusip 70788TAA

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $193,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $26,030,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 5/11/2012

11.	Date offering commenced: 5/11/2012

12.	Commission, spread or profit: 2.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Libbey Glass Inc. (LBY 6.875% May 15, 2020 144A) Cusip 52989LAF

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $112,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $22,427,000

7.	Aggregate principal amount of offering: $450,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 5/11/2012

11.	Date offering commenced: 5/11/2012

12.	Commission, spread or profit: 2.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sally Beauty Holdings Inc. (SBH 5.75% June 1, 2022) Cusip 79546VAJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $232,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $29,295,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 5/15/2012

11.	Date offering commenced: 5/15/2012

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Frontier Communications Corporation (FTR 9.25% July 1, 2021) Cusip 35906AAL

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $225,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,866,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 5/17/2012

11.	Date offering commenced: 5/17/2012

12.	Commission, spread or profit: 1.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Kaiser Aluminum Corporation (KALU 8.25% June 1, 2020 144A) Cusip 483007AC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $656,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,119,000

7.	Aggregate principal amount of offering: $225,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 5/18/2012

11.	Date offering commenced: 5/18/2012

12.	Commission, spread or profit: 2.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Comstock Resources Inc. (CRK 9.50% June 15, 2020) Cusip 205768AJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $183,937

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,568,339

7.	Aggregate principal amount of offering: $285,912,000

8.	Purchase price (net of fees and expenses): $95.304

9.	Offering price at close of first day on which any sales were made: $95.304

10.	Date of Purchase: 5/31/2012

11.	Date offering commenced: 5/31/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ _ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 6, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Puget Energy Inc. (PSD 5.625% July 15, 2022 144A) Cusip 745310AE

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $186,987

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $15,748,898

7.	Aggregate principal amount of offering: $449,968,500

8.	Purchase price (net of fees and expenses): $99.993

9.	Offering price at close of first day on which any sales were made: $99.993

10.	Date of Purchase: 6/12/2012

11.	Date offering commenced: 6/12/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__ X_ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Newfield Exploration Company (NFX 5.625% July 1, 2024) Cusip 651290AQ

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $144,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $26,532,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/19/2012

11.	Date offering commenced: 6/19/2012

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X_ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Calumet Specialty Products (CLMT 9.625% August 1, 2020 144A) Cusip 131477AH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $202,395

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,098,690

7.	Aggregate principal amount of offering: $270,187,500

8.	Purchase price (net of fees and expenses): $98.250

9.	Offering price at close of first day on which any sales were made: $98.250

10.	Date of Purchase: 6/21/2012

11.	Date offering commenced: 6/21/2012

12.	Commission, spread or profit: 2.50%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__ _ _____ _____ _____ _____ _____ _____ _____ __ X_ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _ X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ally Financial Inc. (ALLY 4.625% June 26, 2015) Cusip 02005NAM

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $387,309

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $22,902,972

7.	Aggregate principal amount of offering: $993,100,000

8.	Purchase price (net of fees and expenses): $99.310

9.	Offering price at close of first day on which any sales were made: $99.310

10.	Date of Purchase: 6/21/2012

11.	Date offering commenced: 6/21/2012

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X__ _____ _____ _____ _____ _____ _____ _____ __ __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X _____ __ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Choice Hotels International, Inc. (CHH 5.75% July 1, 2022) Cusip 169905AE

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $126,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,198,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/22/2012

11.	Date offering commenced: 6/22/2012

12.	Commission, spread or profit: 1.63%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X _ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_X _____ _ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sonic Automotive Inc. (SAH 7.00% July 15, 2022 144A) Cusip 83545GAU

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $118,932

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $5,872,268

7.	Aggregate principal amount of offering: $198,220,000

8.	Purchase price (net of fees and expenses): $99.110

9.	Offering price at close of first day on which any sales were made: $99.110

10.	Date of Purchase: 6/25/2012

11.	Date offering commenced: 6/25/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: SM Energy Company (SM 6.50% January 1, 2023 144A) Cusip 78454LAE

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $175,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $13,750,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/26/2012

11.	Date offering commenced: 6/26/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _X_ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: QVC Inc. (QVCN 5.125% July 2, 2022 144A) Cusip 747262AG

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $75,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,880,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/27/2012

11.	Date offering commenced: 6/27/2012

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ _X_ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Navios Maritime Holdings Inc. (NM 8.875% November 1, 2017 144A) Cusip 63938UAA

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $125,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $12,470,000

7.	Aggregate principal amount of offering: $88,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/27/2012

11.	Date offering commenced: 6/27/2012

12.	Commission, spread or profit: 2.00%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ __ _____ _____ _____ _____ _____ _____ _____ __X __ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

__ _____ __X _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Dollar General Corp. (DG 4.125% July 15, 2017) Cusip 256677AA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $112,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $8,988,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/27/2012

11.	Date offering commenced: 6/27/2012

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ X _ _____ _____ _____ _____ _____ _____ _____ __ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ X _____ _ _ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager
Date: July 19, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ashtead Capital Inc. (AHTLN 6.50% July 15, 2022 144A) Cusip 045054AB

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $17,530,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 6/29/2012

11.	Date offering commenced: 6/29/2012

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_ _ _____ _____ _____ _____ _____ _____ _____ _X_ _ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__X__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	__X__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	__X__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	__X__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

_ _____ _ X_ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__X__ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 19, 2012